Ameritas Life Insurance Corp.

("Ameritas Life")

Carillon Life Account

Supplement to:

Excel Performance VUL (NY)

Prospectus Dated May 1, 2010

Supplement Dated November 17, 2020

As of the date of this Supplement, there are no Policy Owners of the Policy. The Policy also is closed to new Policy Owners, so there will not be any future Policy Owners. Accordingly, we will no longer be updating or making filings relating to this Registration Statement.

IN 2481 11-20